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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number    811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:       2/28

Date of reporting period:    5/31/15

Item 1. Schedule of Investments.

Invesco Bond Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2015

invesco.com/us	VK-CE-BOND-QTR-1	05/15	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2015

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–97.88%

Advertising–0.59%

Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$1,200,000	$1,216,137
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	130,000	134,489
		1,350,626

Aerospace & Defense–1.42%

Aerojet Rocketdyne Holdings, Inc., Sec. Gtd. Second Lien Global Notes, 7.13%, 03/15/21	85,000	91,481
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/18(b)	55,000	58,025
7.50%, 03/15/25(b)	43,000	41,226
7.75%, 03/15/20(b)	87,000	89,936
Unsec. Notes, 5.50%, 09/15/18(b)	20,000	19,925
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(b)	38,000	38,190
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	1,380,000	1,365,953
Sr. Unsec. Gtd. Notes, 4.75%, 07/15/20	1,000,000	1,072,144
4.95%, 02/15/21	251,000	270,196
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(b)	45,000	46,800
TransDigm Inc., Sr. Unsec. Sub. Notes, 6.50%, 05/15/25(b)	65,000	66,869
Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	85,000	85,425
		3,246,170

Agricultural & Farm Machinery–0.02%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/20	50,000	46,437

Agricultural Products–0.01%

Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	28,000	28,315

Airlines–1.33%

Air Canada (Canada), Sec. Gtd. Second Lien Notes, 8.75%, 04/01/20(b)	20,000	22,178
Sr. Unsec. Gtd. Notes, 7.75%, 04/15/21(b)	60,000	64,818

	Principal Amount	Value

Airlines–(continued)

American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Second Lien Pass Through Ctfs., 7.00%, 01/31/18(b)	$67,119	$72,782
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 01/12/19	408,276	427,414
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 05/23/19	315,322	336,409
Latam Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1A, Sec. Pass Through Ctfs., 4.20%, 11/15/27(b)	1,440,000	1,434,519
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/22	655,000	676,697
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Third Lien Pass Through Ctfs., 6.82%, 01/30/19	18,307	18,399
		3,053,216

Alternative Carriers–0.10%

Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/22	102,000	104,550
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 08/15/22	130,000	133,250
		237,800

Apparel Retail–1.31%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/21(b)	122,000	131,455
L Brands, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	79,275
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	95,000	101,294
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	30,000	32,212
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/24	2,630,000	2,661,046
		3,005,282

Apparel, Accessories & Luxury Goods–0.02%

William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	34,000	35,403

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Application Software–0.02%

Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	$45,000	$45,675

Asset Management & Custody Banks–2.52%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	1,215,000	1,279,863
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50.%, 11/01/17(c)	72,000	73,080
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(b)	355,000	362,913
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 4.75%, 02/15/23(b)	1,190,000	1,308,013
5.00%, 06/15/44(b)	1,090,000	1,125,049
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	1,425,000	1,574,333
DJO Finance LLC/Corp., Sec. Second Lien Notes, 8.13%, 06/15/21(b)	56,000	57,960
		5,781,211

Auto Parts & Equipment–0.23%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	60,000	64,125
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	30,000	31,388
5.50%, 12/15/24	17,000	17,425
Johnson Controls, Inc., Sr. Unsec. Global Notes, 4.95%, 07/02/64	242,000	242,276
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. First Lien Notes, 7.75%, 10/15/21(b)	113,000	113,282
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	52,000	54,600
		523,096

Automobile Manufacturers–0.92%

General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/18	980,000	1,005,970
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/20	739,000	739,789
3.50%, 07/10/19	346,000	353,136
		2,098,895

Automotive Retail–0.44%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	845,000	949,980

	Principal Amount	Value

Automotive Retail–(continued)

CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	$59,000	$60,549
		1,010,529

Biotechnology–0.59%

Amgen, Inc., Sr. Unsec. Global Notes, 3.13%, 05/01/25	1,389,000	1,350,618

Broadcasting–0.12%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	64,000	68,080
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 09/15/22	29,000	27,405
Sr. Sec. Gtd. First Lien Notes, 10.63%, 03/15/23(b)	57,000	57,214
Sr. Unsec. Global Notes, 10.00%, 01/15/18	19,000	16,530
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	95,000	96,900
		266,129

Building Products–0.27%

Builders FirstSource Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/21(b)	185,000	194,944
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	89,000	96,676
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	125,000	129,687
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/21(b)	20,000	19,525
Masonite International Corp., Sr. Unsec. Gtd. Notes, 5.63%, 03/15/23(b)	7,000	7,271
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/23(b)	15,000	16,013
Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/20(b)	63,000	63,334
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/23(b)	35,000	35,668
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	43,000	46,816
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	16,000	17,220
		627,154

Cable & Satellite–5.90%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/22	30,000	30,788
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/23(b)	233,000	235,913
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	860,000	870,249
5.70%, 05/15/18	1,545,000	1,739,205
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	736,550

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/42(b)	$1,000,000	$929,485
6.25%, 06/01/18(b)	1,300,000	1,469,138
8.38%, 03/01/39(b)	305,000	411,213
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/42	1,070,000	1,045,052
Sr. Unsec. Gtd. Notes, 4.45%, 04/01/24	365,000	383,015
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	203,000	208,836
5.88%, 11/15/24	50,000	50,250
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	38,000	42,845
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/23	100,000	92,500
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	90,000	81,675
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/20	210,000	239,203
5.95%, 04/01/41	1,193,000	1,442,335
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	685,000	768,550
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	2,530,000	2,724,601
		13,501,403

Casinos & Gaming–0.10%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	75,000	81,937
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 03/15/21(b)	20,000	20,650
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	52,000	56,160
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	53,000	60,155
		218,902

Catalog Retail–1.59%

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/25	1,040,000	1,032,143
4.85%, 04/01/24	679,000	700,290
5.45%, 08/15/34	2,000,000	1,903,031
		3,635,464

	Principal Amount	Value

Coal & Consumable Fuels–0.05%

CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/22	$120,000	$113,100

Commercial Printing–0.03%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(b)	66,000	68,887

Communications Equipment–0.45%

Avaya Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 04/01/19(b)	78,000	80,827
QUALCOMM Inc., Sr. Unsec. Global Notes, 4.65%, 05/20/35	950,000	945,870
		1,026,697

Computer & Electronics Retail–0.03%

Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	77,000	68,145

Construction & Engineering–0.05%

AECOM, Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(b)	35,000	36,290
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	65,000	69,063
		105,353

Construction Machinery & Heavy Trucks–0.24%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	109,000	116,358
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/19	122,000	127,795
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	45,000	46,125
6.75%, 06/15/21	23,000	24,006
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	110,000	110,550
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	104,000	109,200
Sr. Unsec. Gtd. Notes, 5.38%, 03/01/25(b)	18,000	18,720
		552,754

Construction Materials–0.10%

Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	95,000	95,891
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	20,000	21,050
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Notes, 5.88%, 04/01/23(b)	14,000	14,472

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Construction Materials–(continued)

Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	$20,000	$20,325
7.50%, 02/15/19(b)	81,000	82,316
		234,054

Consumer Finance–1.27%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/20	950,000	955,938
4.63%, 03/30/25	631,000	621,535
5.13%, 09/30/24	17,000	17,425
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	500,000	500,460
Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 03/15/23(b)	37,000	38,480
Navient Corp., Sr. Unsec. Medium- Term Global Notes, 6.25%, 01/25/16	745,000	764,556
		2,898,394

Data Processing & Outsourced Services–0.21%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	340,000	352,036
First Data Corp., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	122,000	139,690
		491,726

Diversified Banks–11.52%

Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(b)	650,000	644,141
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/38	765,000	1,043,947
Series AA, Jr. Unsec. Sub. Notes, 6.10% (d)	1,495,000	1,519,294
Series X, Jr. Unsec. Sub. Notes, 6.25% (d)	615,000	629,606
Series Z, Jr. Unsec. Sub. Notes, 6.50% (d)	1,130,000	1,202,037
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/24(b)	540,000	558,204
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	366,804
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(b)	535,000	554,805
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	777,866

	Principal Amount	Value

Diversified Banks–(continued)

Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/25	$1,220,000	$1,365,648
Series N, Jr. Unsec. Sub. Global Notes, 5.80% (d)	750,000	755,625
Credit Suisse (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/21	519,000	522,941
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/25(b)	1,509,000	1,499,250
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	500,000	525,296
Unsec. Sub. Notes, 4.38%, 09/30/24(b)	350,000	367,165
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,080,000	1,208,810
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	500,000	535,696
Unsec. Sub. Global Notes, 5.25%, 03/14/44	545,000	599,901
Industrial & Commercial Bank of China Ltd. (China), Jr. Unsec. Sub. Notes, 6.00% (b)(d)	682,000	711,186
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (d)	720,000	714,600
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	1,170,000	1,223,130
Itaú Unibanco Holding S.A. (Brazil), Sr. Unsec. Notes, 2.85%, 05/26/18(b)	970,000	974,145
JPMorgan Chase & Co., Series R, Jr. Unsec. Sub. Global Notes, 6.00% (d)	1,345,000	1,381,987
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (d)	535,000	530,988
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(d)	775,000	786,625
Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(d)	210,000	269,325
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	260,000	297,057
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88% (b)(d)	476,000	492,660
Jr. Unsec. Sub. Notes, 6.00% (b)(d)	685,000	655,887
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 5.70%, 03/26/44(b)	350,000	385,241

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	$350,000	$354,699
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	1,840,000	2,035,557
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (d)	840,000	887,250
		26,377,373

Diversified Capital Markets–1.16%

Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 6.25% (b)(d)	680,000	670,650
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 3.75%, 03/26/25(b)	515,000	509,706
4.88%, 05/15/45(b)	1,450,000	1,473,273
		2,653,629

Diversified Chemicals–0.23%

Evolution Escrow Issuer LLC, Sr. Unsec. Gtd. Notes, 7.50%, 03/15/22(b)	26,000	26,000
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/25(b)	519,000	508,724
		534,724

Diversified Metals & Mining–1.61%

Anglo American Capital PLC (United Kingdom), Sr. Unsec Gtd. Notes, 3.63%, 05/14/20(b)	316,000	320,114
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/24(b)	35,000	35,437
Southern Copper Corp. (Mexico), Sr. Unsec. Global Notes, 5.25%, 11/08/42	532,000	480,700
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 3.75%, 02/01/23	923,000	847,697
5.20%, 03/01/42	487,000	399,550
Sr. Unsec. Gtd. Notes, 4.50%, 01/15/21	1,574,000	1,611,364
		3,694,862

Diversified Real Estate Activities–0.23%

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/25	520,000	523,437

Diversified REIT’s–0.87%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/25	447,000	449,889
W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/25	1,580,000	1,539,547
		1,989,436

	Principal Amount	Value

Diversified Support Services–0.12%

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 3.85%, 11/15/24(b)	$275,000	$283,211

Drug Retail–1.34%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/28	1,138,407	1,317,600
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	1,502,152	1,741,591
		3,059,191

Electric Utilities–1.84%

Appalachian Power Co., Sr. Unsec. Notes, 4.45%, 06/01/45	687,000	689,971
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (b)(d)	745,000	782,399
Sr. Unsec. Notes, 6.00%, 01/22/14(b)	1,755,000	1,991,423
Potomac Electric Power Co., Sr. Sec. First Mortgage Bonds, 4.15%, 03/15/43	718,000	742,845
		4,206,638

Electrical Components & Equipment–0.06%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/23(b)	79,000	80,481
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 4.88%, 10/15/23(b)	30,000	30,750
5.00%, 10/01/25(b)	35,000	35,416
		146,647

Environmental & Facilities Services–0.02%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	36,000	38,160

Gas Utilities–0.07%

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	85,000	86,912
6.75%, 01/15/22	21,000	21,578
Suburban Propane Partners, L.P./ Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	30,000	31,125
7.38%, 08/01/21	27,000	29,295
		168,910

General Merchandise Stores–0.07%

Family Tree Escrow LLC, Sr. Sec. Notes, 5.75%, 03/01/23(b)	151,000	159,682

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Gold–1.46%

Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/21	$1,535,000	$1,591,197
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.95%, 03/15/24	700,000	671,772
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	481,287
Yamana Gold Inc. (Canada), Sr. Unsec. Global Notes, 4.95%, 07/15/24	600,000	597,080
		3,341,336

Health Care Distributors–0.37%

AmerisourceBergen Corp., Sr. Unsec. Global Notes, 3.25%, 03/01/25	247,000	245,430
McKesson Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/24	574,000	593,035
		838,465

Health Care Equipment–1.73%

Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/44	764,000	807,074
Sr. Unsec. Global Notes, 3.88%, 05/15/24	535,000	554,610
Medtronic Inc., Sr. Unsec. Gtd. Notes, 4.63%, 03/15/45(b)	540,000	562,450
Sterigenics-Nordion Holdings, LLC, Sr. Unsec. Notes, 6.50%, 05/15/23(b)	21,000	21,158
Universal Hospital Services Inc., Sec. Gtd. Second Lien Global Notes, 7.63%, 08/15/20	23,000	21,505
Zimmer Holdings, Inc., Sr. Unsec. Global Notes, 2.70%, 04/01/20	641,000	645,350
3.55%, 04/01/25	1,365,000	1,349,695
		3,961,842

Health Care Facilities–0.48%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Notes, 5.63%, 02/15/23(b)	27,000	27,743
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/22	70,935	76,166
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	125,000	136,875
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/22	97,000	108,610
6.50%, 02/15/20	250,000	279,844
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/25	32,000	34,120
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/25	166,000	171,810

	Principal Amount	Value

Health Care Facilities–(continued)

Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/23(b)	$74,000	$75,757
Tenet Healthcare Corp., Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/20	65,000	70,037
Sr. Unsec. Global Notes, 6.75%, 02/01/20	45,000	47,250
8.13%, 04/01/22	66,000	72,765
		1,100,977

Health Care REIT’s–1.26%

HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	525,000	540,535
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,755,000	1,778,034
6.75%, 12/15/21	500,000	577,146
		2,895,715

Health Care Services–0.63%

DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/25	110,000	109,587
ExamWorks Group, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 04/15/23	28,000	28,910
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.60%, 02/01/25	1,170,000	1,150,585
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	114,000	121,410
Omnicare Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/01/24	30,000	33,263
		1,443,755

Home Improvement Retail–0.51%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	135,000	132,975
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 4.25%, 04/01/46	1,040,000	1,041,189
		1,174,164

Homebuilding–0.98%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	152,000	143,260
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	109,000	110,226
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/20(b)	34,000	35,913
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	80,000	75,700
8.00%, 11/01/19(b)	65,000	61,912

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Homebuilding–(continued)

KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	$29,000	$30,341
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	40,000	39,850
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,815,000	1,599,599
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/20	25,000	27,094
Sr. Unsec. Notes, 6.00%, 06/01/25(b)	30,000	30,450
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	80,000	81,500
		2,235,845

Hotels, Resorts & Cruise Lines–0.36%

Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/20	715,000	759,988
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	30,000	32,850
Interval Acquisition Corp., Sr. Unsec. Gtd. Notes, 5.63%, 04/15/23(b)	30,000	30,562
		823,400

Household Products–0.11%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/20	137,000	143,679
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	100,000	105,750
		249,429

Independent Power Producers & Energy Traders–0.13%

AES Corp. (The), Sr. Unsec. Global Notes, 7.38%, 07/01/21	71,000	80,141
Sr. Unsec. Notes, 5.50%, 04/15/25	35,000	34,913
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/24(b)	8,000	8,610
Sr. Unsec. Global Notes, 5.38%, 01/15/23	87,000	87,870
5.50%, 02/01/24	38,000	38,238
Red Oak Power LLC, Series A, Sr. Sec. First Lien Bonds, 8.54%, 11/30/19	42,026	45,913
		295,685

Industrial Conglomerates–1.43%

Hutchison Whampoa International (10) Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00% (b)(d)	2,290,000	2,332,938
Siemens Financieringsmaatschappij N.V. (Germany), Sr. Unsec. Gtd. Notes, 2.15%, 05/27/20(b)	658,000	659,797
3.25%, 05/27/25(b)	271,000	272,925
		3,265,660

	Principal Amount	Value

Industrial Machinery–1.58%

Ingersoll-Rand Luxembourg Finance S.A., Sr. Unsec. Gtd. Global Notes, 2.63%, 05/01/20	$229,000	$230,286
3.55%, 11/01/24	1,097,000	1,097,287
4.65%, 11/01/44	457,000	456,461
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/21(b)	54,000	56,093
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	710,000	777,665
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/54	983,000	911,860
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	85,000	89,144
		3,618,796

Industrial REIT’s–0.27%

Prologis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	576,000	607,951

Integrated Oil & Gas–0.91%

BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 3.54%, 11/04/24	611,000	615,800
California Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 09/15/21	130,000	123,825
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/45	977,000	901,282
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Bonds, 4.30%, 11/12/15(b)	439,000	440,646
		2,081,553

Integrated Telecommunication Services–5.13%

AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	122,899
AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	655,000	658,501
2.95%, 05/15/16	370,000	376,884
3.40%, 05/15/25	785,000	758,755
4.50%, 05/15/35	320,000	302,884
4.75%, 05/15/46	606,000	576,418
6.15%, 09/15/34	500,000	564,336
Communications Sales & Leasing, Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/23(b)	7,000	7,053
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	171,693
Sr. Unsec. Gtd. Notes, 6.75%, 08/20/18	225,000	260,386
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	315,000	322,836
4.75%, 02/16/21(b)	200,000	219,350

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/24(b)	$460,000	$478,860
Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	880,000	993,906
7.05%, 06/20/36	1,165,000	1,500,510
Verizon Communications Inc., Sr. Unsec. Global Notes, 5.01%, 08/21/54	672,000	635,517
5.05%, 03/15/34	1,165,000	1,206,025
5.15%, 09/15/23	370,000	413,088
6.40%, 09/15/33	136,000	159,827
Sr. Unsec. Notes, 4.52%, 09/15/48(b)	2,221,000	2,018,326
		11,748,054

Internet Retail–0.02%

Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/24	41,000	43,255

Internet Software & Services–1.15%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Notes, 3.13%, 11/28/21(b)	704,000	703,939
3.60%, 11/28/24(b)	575,000	568,780
4.50%, 11/28/34(b)	369,000	368,347
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	730,000	738,357
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	83,000	87,565
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/20	60,000	62,925
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	34,000	35,530
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22	68,000	70,890
		2,636,333

Investment Banking & Brokerage–2.34%

Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (d)	535,000	632,637
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/21	565,000	637,948
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/44	1,060,000	1,107,100
Unsec. Sub. Global Notes, 6.75%, 10/01/37	310,000	380,362
Unsec. Sub. Notes, 5.15%, 05/22/45	630,000	641,273
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/19(b)	498,000	594,576
Morgan Stanley, Series J, Jr. Unsec. Sub. Global Notes, 5.55% (d)	985,000	992,387
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	380,405
		5,366,688

	Principal Amount	Value

Life & Health Insurance–3.35%

Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	$950,000	$1,103,805
MetLife, Inc., Jr. Unsec. Sub. Global Deb., 10.75%, 08/01/39	785,000	1,308,988
Sr. Unsec. Global Notes, 4.13%, 08/13/42	390,000	382,264
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (d)	910,000	915,688
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	1,645,000	1,845,421
Prudential Financial, Inc., Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	820,000	829,726
Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/37	390,000	495,234
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/24(b)	765,000	791,456
		7,672,582

Managed Health Care–0.21%

Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	435,000	478,875

Marine–0.49%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/21(b)	137,000	139,740
PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Bonds, 4.25%, 05/05/25(b)	1,015,000	982,012
		1,121,752

Metal & Glass Containers–0.05%

Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/22	81,000	83,531
Owens-Brockway Glass Container Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/22(b)	20,000	20,450
		103,981

Movies & Entertainment–1.09%

AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	29,000	30,377
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	65,000	65,244
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	818,003
Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/43	850,000	924,506
Viacom Inc., Sr. Unsec. Global Deb., 5.85%, 09/01/43	635,000	665,342
		2,503,472

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Multi-Line Insurance–1.60%

American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	$1,055,000	$1,333,218
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/44	1,485,000	1,496,114
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/44(b)	830,000	846,217
		3,675,549

Multi-Utilities–0.40%

Enable Midstream Partners L.P., Sr. Unsec. Notes, 3.90%, 05/15/24(b)	970,000	920,868

Office REIT’s–0.24%

Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	530,000	545,651

Office Services & Supplies–0.20%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	440,000	455,017

Oil & Gas Drilling–0.41%

Pioneer Energy Services Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/15/22	50,000	40,875
Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.85%, 01/15/44	1,046,000	909,158
		950,033

Oil & Gas Equipment & Services–0.22%

Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	30,000	29,963
Exterran Partners, L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	69,000	67,620
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	48,000	31,080
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/18(b)	365,000	365,503
		494,166

Oil & Gas Exploration & Production–3.49%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/21	92,000	93,150
6.00%, 12/01/20	57,000	58,710
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	35,000	32,550
Carrizo Oil & Gas, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/15/23	90,000	92,700
Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20	28,000	29,820
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	30,000	24,450
9.88%, 10/01/20	69,000	59,857

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Chesapeake Energy Corp., Sr. Unsec. Gtd. Floating Rate Notes, 3.53%, 04/15/19(e)	$251,000	$244,725
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	26,500
Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	43,000	45,150
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/24	944,000	973,500
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/22	12,000	12,240
5.50%, 04/01/23	56,000	57,120
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/24	961,000	972,945
4.30%, 11/15/44	810,000	802,816
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	1,329,000	1,329,000
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	68,000	65,620
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/18	320,000	323,483
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	945,000	1,072,649
Halcón Resources Corp., Sec. Gtd. Second Lien Notes, 8.63%, 02/01/20(b)	89,000	90,780
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	43,000	45,903
Sr. Unsec. Gtd. Notes, 6.25%, 03/15/23	57,000	58,995
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/22(b)	53,000	55,517
QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	84,000	84,840
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	152,000	152,000
Rice Energy Inc., Sr. Unsec. Gtd. Notes, 7.25%, 05/01/23(b)	99,000	103,950
SandRidge Energy, Inc., Sec. Gtd. Second Lien Notes, 8.75%, 06/01/20(b)	18,000	17,933
Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	53,000	30,475
8.13%, 10/15/22	20,000	11,500
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	146,000	153,300
6.50%, 01/01/23	16,000	16,720
Sr. Unsec. Notes, 6.13%, 11/15/22(b)	44,000	46,420
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/22	800,000	800,127
		7,985,445

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–4.78%

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	$63,000	$66,307
Energy Transfer Equity L.P., Sr. Sec. Gtd. First Lien Notes, 7.50%, 10/15/20	5,000	5,769
Sr. Sec. First Lien Notes, 5.50%, 06/01/27	30,000	30,300
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 5.15%, 03/15/45	725,000	673,607
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/24	790,000	816,706
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/24	840,000	815,071
Kinder Morgan Energy Partners LP, Sr. Unsec. Gtd. Notes, 4.25%, 09/01/24	1,100,000	1,101,907
5.40%, 09/01/44	1,320,000	1,264,986
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 06/01/25	60,000	59,775
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 10/15/21	44,000	46,420
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	250,000	275,469
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	225,000	270,640
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 3.50%, 03/15/25	827,000	815,067
4.50%, 03/15/45	674,000	634,598
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	45,300
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	38,000	34,675
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	81,000	85,050
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	455,000	580,620
TransCanada Trust (Canada), Sr. Unsec. Gtd. Sub. Global Notes, 5.63%, 05/20/75	355,000	363,112
Williams Partners L.P., Sr. Unsec. Global Notes, 4.00%, 09/15/25	1,476,000	1,454,313
5.10%, 09/15/45	1,257,000	1,187,785
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/23	319,000	325,380
		10,952,857

	Principal Amount	Value

Other Diversified Financial Services–0.70%

BOC Aviation Pte. Ltd. (Singapore), Sr. Unsec. Notes, 3.00%, 03/30/20(b)	$677,000	$674,211
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	881,000	938,265
		1,612,476

Packaged Foods & Meats–0.52%

Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	145,000	150,800
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/24(b)	600,000	645,000
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/24(b)	200,000	214,500
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	30,000	30,563
Sr. Unsec. Gtd. Notes, 6.75%, 12/01/21(b)	19,000	18,929
Smithfield Foods Inc., Sr. Unsec. Notes, 5.88%, 08/01/21(b)	17,000	17,850
6.63%, 08/15/22	61,000	66,185
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	45,000	48,712
		1,192,539

Paper Packaging–0.30%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/21	3,000	3,120
4.88%, 11/15/22	38,000	39,378
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/24(b)	650,000	650,487
		692,985

Paper Products–0.56%

International Paper Co., Sr. Unsec. Global Notes, 3.80%, 01/15/26	252,000	253,377
5.15%, 05/15/46	871,000	884,075
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/19	31,000	32,860
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	103,000	106,347
		1,276,659

Personal Products–0.02%

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	41,000	42,845

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Pharmaceuticals–2.87%

AbbVie Inc., Sr. Unsec. Global Notes, 3.60%, 05/14/25	$670,000	$672,977
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 3.00%, 03/12/20	1,645,000	1,670,480
4.85%, 06/15/44	1,440,000	1,445,863
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	942,000	1,313,563
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/23(b)	123,000	124,384
Perrigo Finance PLC, Sr. Unsec. Gtd. Bonds, 3.90%, 12/15/24	522,000	531,308
4.90%, 12/15/44	441,000	443,488
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/23(b)	14,000	14,315
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/23(b)	41,000	41,923
5.63%, 12/01/21(b)	93,000	96,836
5.88%, 05/15/23(b)	20,000	20,825
6.38%, 10/15/20(b)	103,000	110,081
7.50%, 07/15/21(b)	35,000	38,456
Sr. Unsec. Notes, 6.13%, 04/15/25(b)	55,000	57,544
		6,582,043

Property & Casualty Insurance–2.08%

Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/53	885,000	956,906
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,317,746
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	530,000	643,950
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	600,000	716,760
XLIT Ltd. (Ireland), Unsec. Sub. Gtd. Bonds, 5.50%, 03/31/45	415,000	408,172
Unsec. Sub. Gtd. Notes, 4.45%, 03/31/25	720,000	724,727
		4,768,261

Railroads–0.67%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb., 3.00%, 04/01/25	726,000	713,419
4.15%, 04/01/45	869,000	831,138
		1,544,557

Real Estate Development–0.01%

AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/19	30,000	29,100

	Principal Amount	Value

Real Estate Services–0.01%

Kennedy-Wilson Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/24	$29,000	$29,580

Regional Banks–2.63%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	40,000	41,300
5.00%, 08/01/23	45,000	46,238
Citizens Financial Group, Inc., Jr. Unsec. Sub. Notes, 5.50%,(b)(d)	1,545,000	1,516,031
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	750,000	779,319
Unsec. Sub. Notes, 4.30%, 01/16/24	660,000	694,386
Series J, Jr. Unsec. Sub. Bonds, 4.90% (d)	560,000	537,600
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	379,497
Manufacturers & Traders Trust Co., Sr. Unsec. Notes, 2.90%, 02/06/25	739,000	717,576
SunTrust Banks, Inc., Jr. Unsec. Sub. Notes, 5.63% (d)	810,000	824,175
SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/25	395,000	386,847
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	85,000	96,687
		6,019,656

Reinsurance–0.32%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	685,000	742,537

Renewable Electricity–0.23%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	454,000	467,845
TerraForm Power Operating, LLC, Sr. Unsec. Gtd. Notes, 5.88%, 02/01/23(b)	46,000	47,840
		515,685

Residential REIT’s–0.42%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	940,000	961,437

Restaurants–0.69%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/22(b)	1,422,000	1,482,435
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/22(b)	32,000	32,200
Carrols Restaurant Group, Inc., Sec. Second Lien Notes, 8.00%, 05/01/22(b)	56,000	59,500
		1,574,135

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Retail REIT’s–0.26%

Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/22	$600,000	$594,687

Security & Alarm Services–0.01%

ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	30,000	32,400

Semiconductor Equipment–0.05%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	42,000	43,260
Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	67,000	70,182
		113,442

Semiconductors–0.31%

Freescale Semiconductor Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 01/15/22(b)	46,000	$49,680
Micron Technology, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/15/22	90,000	94,950
Sr. Unsec. Notes, 5.25%, 08/01/23(b)	35,000	35,087
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/23(b)	489,000	523,230
		702,947

Sovereign Debt–0.20%

Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec. Notes, 4.00%, 04/14/19(b)	459,000	468,754

Specialized Consumer Services–0.04%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/27	89,000	91,447

Specialized Finance–2.58%

Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	99,000	115,087
Sr. Unsec. Notes, 5.13%, 03/15/21	40,000	42,100
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	545,000	639,785
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/19	515,000	566,500
5.88%, 08/15/22	65,000	72,313
Sr. Unsec. Notes, 8.25%, 12/15/20	90,000	109,800
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/20	1,080,000	1,221,311
Sr. Unsec. Global Notes, 2.75%, 07/15/19	550,000	559,463
4.88%, 02/15/24	1,855,000	2,043,852
5.25%, 07/15/44	425,000	462,308
MSCI Inc., Sr. Unsec. Gtd. Notes., 5.25%,11/15/24(b)	70,000	73,500
		5,906,019

	Principal Amount	Value

Specialized REIT’s–0.97%

Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/23	$50,000	$53,062
Sr. Unsec. Notes, 4.88%, 04/15/22	65,000	67,925
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/25	608,000	611,967
7.75%, 07/15/20	1,250,000	1,496,241
		2,229,195

Specialty Chemicals–0.03%

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	75,000	76,312

Specialty Stores–0.39%

Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	103,000	109,309
Tiffany & Co., Sr. Unsec. Global Notes, 3.80%, 10/01/24	364,000	364,655
4.90%, 10/01/44	413,000	407,679
		881,643

Steel–0.30%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 10/01/21	27,000	22,545
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.25%, 03/01/21	46,000	48,820
7.00%, 02/25/22	15,000	16,425
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	113,000	87,999
8.25%, 11/01/19(b)	54,000	49,545
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/21	6,000	6,135
5.50%, 10/01/24	60,000	62,400
6.38%, 08/15/22	18,000	19,350
SunCoke Energy Partners L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	23,000	23,776
7.38%, 02/01/20(b)	111,000	114,746
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	265,000	231,173
		682,914

Technology Hardware, Storage & Peripherals–0.77%

Apple Inc., Sr. Unsec. Global Notes, 3.45%, 02/09/45	759,000	656,102
Seagate HDD Cayman, Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(b)	565,000	577,006
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/34(b)	505,000	522,044
		1,755,152

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Tobacco–0.61%

Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	$390,000	$432,597
Philip Morris International Inc., Sr. Unsec. Global Notes, 4.25%,11/10/44	997,000	975,067
		1,407,664

Trading Companies & Distributors–0.61%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Notes, 5.00%, 10/01/21(b)	230,000	245,237
Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/21	995,000	1,019,253
HD Supply, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 07/15/20	18,000	19,530
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/25	42,000	42,210
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	65,000	68,169
		1,394,399

Wireless Telecommunication Services–2.27%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	620,000	601,080
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	684,677
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/24(b)	200,000	218,924
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/20(b)	1,215,000	1,339,865
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/44	1,215,000	1,273,349
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(b)	124,000	124,930
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	60,000	54,300
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	198,000	190,327
11.50%, 11/15/21	15,000	18,338
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	310,000	343,712
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/21	35,000	35,394
7.63%, 02/15/25	60,000	59,250
7.88%, 09/15/23	25,000	25,594
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.38%, 03/01/25	108,000	113,535
6.84%, 04/28/23	63,000	67,489
Sr. Unsec. Gtd. Global Notes, 6.63%, 04/01/23	45,000	47,700
		5,198,464
Total U.S. Dollar Denominated Bonds and Notes (Cost $215,930,234)		224,166,420

	Shares	Value

Preferred Stocks–2.43%

Asset Management & Custody Banks–0.22%

State Street Corp., Series D, 5.90% Pfd.	19,000	$499,130

Diversified Banks–0.18%

Citigroup Inc., Series K, 6.88% Pfd.	15,000	404,550

Investment Banking & Brokerage–1.50%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	20,000	497,200
Morgan Stanley , Series E, 7.13% Pfd.	65,000	1,838,200
Morgan Stanley , Series F, 6.88% Pfd.	40,000	1,091,600
		3,427,000

Regional Banks–0.36%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	30,000	836,100

Reinsurance–0.17%

Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Deb. Pfd.	14,000	397,460
Total Preferred Stocks (Cost $5,070,000)		5,564,240

	Principal Amount

U.S. Treasury Securities–1.90%

U.S. Treasury Bills–0.12%(f)(g)

0.00%, 08/20/15	$5,000	5,000
0.08%, 08/20/15	245,000	245,000
0.16%, 08/20/15	20,000	20,000
		270,000

U.S. Treasury Notes–1.68%

1.38%, 04/30/20	1,481,800	1,474,334
2.13%, 05/15/25	2,365,000	2,366,267
		3,840,601

U.S. Treasury Bonds–0.10%

2.50%, 02/15/45	259,500	239,045
Total U.S. Treasury Securities (Cost $4,315,554)		4,349,646

Municipal Obligations–0.42%

Florida Hurricane Catastrophe Fund Finance Corp., Series 2013 A, RB, 3.00%, 07/01/20	570,000	579,838
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	300,000	378,723
Total Municipal Obligations (Cost $889,500)		958,561

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–0.04%(h)

Hotels, Resorts & Cruise Lines–0.04%
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17 (Cost $86,685)	GBP	50,000	$82,826

	Shares

Common Stocks–0.00%

Paper Products–0.00%
Verso Corp. (Cost $1,095)(i)		340	275
TOTAL INVESTMENTS–102.67% (Cost $226,293,068)			235,121,968
OTHER ASSETS LESS LIABILITIES–(2.67)%			(6,108,285)
NET ASSETS–100.00%			$229,013,683

Investment Abbreviations:

Ctfs.	—Certificates	RB	—Revenue Bonds
Deb.	—Debentures	REGS	—Regulation S
Disc	—Discounted	REIT	—Real Estate Investment Trust
GBP	—British Pound	Sec.	—Secured
Gtd.	—Guaranteed	Sr.	—Senior
Jr.	—Junior	Sub.	—Subordinated
Pfd.	—Preferred	Unsec.	—Unsecured
PIK	—Payment in Kind

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2015 was $60,570,173, which represented 26.45 % of the Fund’s Net Assets.

(c)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes,	—	8.50%

(d)	Perpetual bond with no specified maturity date.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2015.

(f)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(i)	Non-income producing security.

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Bond Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash

Invesco Bond Fund

payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and

Invesco Bond Fund

securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Leverage Risk – Leverage exists when a Trust can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco Bond Fund

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,564,515	$—	$—	$5,564,515
U.S. Treasury Securities	—	4,349,646	—	4,349,646
Corporate Debt Securities	—	223,697,666	—	223,697,666
Municipal Obligations	—	958,561	—	958,561
Foreign Debt Securities	—	82,826	—	82,826
Foreign Sovereign Debt Securities	—	468,754	—	468,754
	5,564,515	229,557,453	—	235,121,968
Forward Foreign Currency Contracts*	—	(1,949)	—	(1,949)
Futures Contracts*	(5,187)	—	—	(5,187)
Swap Agreements*	—	(116,025)	—	(116,025)
Total Investments	$5,559,328	$229,439,479	$—	$234,998,807

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2015:

	Value
Risk Exposure/ Derivative Type (a)	Assets	Liabilities
Credit risk:
Swap agreements	$ –	$(116,025)
Currency risk:
Forward foreign currency contracts	1,507	(3,456)
Interest rate risk:
Futures contracts	116,345	(121,532)
Total	$117,852	$(241,013)

(a)	Includes cumulative appreciation (depreciation) of swap agreements, forward foreign currency contracts and futures contracts.

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Effect of Derivative Investments for the three months ended May 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$ –	$ –	$(15,868)
Currency risk	9,131	–	–
Interest rate risk	–	732,053	–
Change in Unrealized Appreciation (Depreciation):
Credit risk	–	–	10,831
Currency risk	(5,382)	–	–
Interest rate risk	–	(94,069)	–
Total	$3,749	$637,984	$(5,037)

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$347,101	$66,640,235	$2,500,000

Open Forward Foreign Currency Contracts at Period-End
							Unrealized
Settlement Date		Contract to				Notional	Appreciation
	Counterparty	Deliver		Receive		Value	(Depreciation)
06/12/2015	Citigroup Global Markets Inc.	GBP	155,642	USD	234,415	$ 237,871	$ (3,456)
06/12/2015	State Street Bank and Trust Co.	USD	165,016	GBP	108,958	166,523	1,507
Total forward foreign currency contracts - Currency Risk							$ (1,949)

Currency Abbreviations:
GBP — British Pound Sterling
USD — U.S. Dollar

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Open Futures Contracts at Period -End
					Unrealized
	Type of	Number of	Expiration	Notional	Appreciation
Futures Contracts	Contract	Contracts	Month	Value	(Depreciation)
U.S. Long Bond	Long	24	September-2015	$ 3,735,000	$ 35,948
U.S. Treasury 2 Year Notes	Long	87	September-2015	19,040,766	21,564
U.S. Treasury 5 Year Notes	Long	177	September-2015	21,191,602	58,833
U.S. Treasury 10 Year Notes	Short	52	September-2015	(6,639,750)	(23,269)
U.S. Treasury Ultra Bonds	Short	81	September-2015	(12,982,781)	(98,263)
Total Futures Contracts—Interest Rate Risk					$ (5,187)

	Open Over-the-Counter Credit Default Swap Agreements at Period- End –Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.36%	$(2,500,000)	$82,930	$(116,025)

(a)	Implied credit spreads represent the current level as of May 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Invesco Bond Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2015 was $70,441,008 and $57,030,209, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $49,604,781 and $52,439,762, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,488,977
Aggregate unrealized (depreciation) of investment securities	(2,107,504)
Net unrealized appreciation of investment securities	$8,381,473
Cost of investments for tax purposes is $226,740,495.

Invesco Bond Fund

Item 2.	Controls and Procedures.

(a)	As of May 15, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 15, 2015, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Invesco Bond Fund

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	July 30, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	July 30, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	July 30, 2015

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.